UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2013

HD SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-159809	75-2007383
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition &

Item 7.01. Regulation FD Disclosure

HD Supply, Inc. hereby provides the following information with respect to results for the twelve months ended October 28, 2012 and the two months ended December 23, 2012. Unless otherwise indicated by context in this report, the terms the “Company,” “we” “us” and “our” refer to HD Supply, Inc. and its subsidiaries.

Results for the Twelve Months Ended October 28, 2012

For the twelve months ended October 28, 2012, we generated $7.7 billion in Net sales and $631 million of Adjusted EBITDA.

The financial information for the twelve months ended October 28, 2012 has been derived from our unaudited consolidated financial statements.

Results for the Two Months Ended December 23, 2012

Our results for the two months ended December 23, 2012 reflect revenue of approximately $1,196 million and Adjusted EBITDA of approximately $81 million. Our results in November and December were driven in large part by strong performance of sales initiatives, particularly at Facilities Maintenance, Waterworks, Power Solutions and White Cap. For comparative purposes, our results for the two months ended December 25, 2011 reflect revenue of approximately $1,029 million and Adjusted EBITDA of approximately $60 million.

Our revenue and Adjusted EBITDA for the two months ending December 23, 2012 are based on results that are not for an entire fiscal period and have not been subject to our normal quarter-end closing and review procedures and adjustments, including the results of the third month of our fourth fiscal quarter of 2012. Such results should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP and reviewed by our auditors. Consequently, the results for the two months ended December 23, 2012 do not purport to indicate our results of operations for the full fourth fiscal quarter of 2012 or any future period. This financial data has been prepared by, and is the responsibility of, management.

Non-GAAP Measures

To provide clarity, internally and externally, about our operating performance for the recently completed periods, we supplemented our reporting of loss from continuing operations with non-GAAP measurements, including EBITDA and Adjusted EBITDA.

EBITDA, a measure used by management to evaluate operating performance, is defined as Net income (loss) less Income (loss) from discontinued operations, net of tax, plus (i) Interest expense and Interest income, net, (ii) Provision (benefit) for income taxes, and (iii) Depreciation and amortization. Adjusted EBITDA is defined as EBITDA adjusted to exclude non-cash items and certain other adjustments to Consolidated Net Income.

EBITDA and Adjusted EBITDA are not recognized terms under U.S. GAAP and do not purport to be alternatives to net income as measures of operating performance or to cash flows from operating activities as measures of liquidity. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for management’s discretionary use, as they do not consider certain cash requirements such as interest payments, tax payments and other debt service requirements. We believe EBITDA and Adjusted EBITDA are helpful in highlighting trends because they exclude the results of decisions that are outside the control of operating management and that can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate, age and book depreciation of facilities and capital investments. We further believe that EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present EBITDA and Adjusted EBITDA measures when reporting their results. We use non-GAAP financial measures to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than U.S. GAAP results alone. Because not all companies use identical calculations, our presentation of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analyzing our results as reported under U.S. GAAP. Some of these limitations are:

•	EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;

•	EBITDA and Adjusted EBITDA do not reflect our interest expense, or the requirements necessary to service interest or principal payments on our debt;

•	EBITDA and Adjusted EBITDA do not reflect our income tax expenses or the cash requirements to pay our taxes;

•	EBITDA and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; and

•

although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements.

The following is a reconciliation of Net income (loss) to Adjusted EBITDA for the twelve months ended October 28, 2012 and for the two months ended December 23, 2012 and December 25, 2011:

	HD Supply, Inc.
(Dollars in millions)	Twelve months Ended Oct. 28, 2012	Two Months Ended Dec. 23, 2012	Two Months Ended Dec. 25, 2011

Net income (loss)	$(639)	$ (123)	$ (104)
Less income (loss) from discontinued operations, net of tax	13	2	(6)

Income (loss) from continuing operations	(652)	(125)	(98)

Interest expense, net	651	109	101
Provision (benefit) from income taxes	56	—	—
Depreciation and amortization(i)	334	57	54

EBITDA	$ 389	$ 41	$ 57

Adjustments to EBITDA:
Other (income) expense, net (ii)	1	—	—
Loss (gains) on extinguishment of debt (iii)	220	37	—
Stock-based compensation (iv)	17	2	2
Management fee & related expenses paid to Equity Sponsors (v)	5	1	1
Other	(1)	—	—

Adjusted EBITDA	$ 631	$ 81	$ 60

(i)	Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations.
(ii)	Represents the gains/losses associated with the changes in fair value of interest rate swap contracts not accounted for under hedge accounting and other non-operating income/expense.
(iii)	Represents the loss/(gain) on extinguishment of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs associated with such debt.
(iv)	Represents stock-based compensation costs for stock options.
(v)	The Company entered into a management agreement whereby the Company pays the Equity Sponsors a $5 million annual aggregate management fee and related expenses through August 2017.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this report is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,”

“will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our annual report on Form 10-K for the year ended January 29, 2012, filed on March 23, 2012 with the SEC and in our quarterly report on Form 10-Q for the quarterly period ended October 28, 2012, filed on December 6, 2012 with the SEC, each of which can be found at the SEC’s website www.sec.gov and each of which is specifically incorporated into this report. Any forward-looking information presented herein is made only as of the date of this report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended. By furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2013	HD Supply, Inc.

	By:	/s/ Ricardo Nunez
Ricardo Nunez
Senior Vice President, General Counsel and Corporate Secretary